UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08934

Voya Strategic Allocation Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2018

Classes I and S

Strategic Allocation Funds-of-Funds ■ Voya Strategic Allocation Conservative Portfolio	■ Voya Strategic Allocation Growth Portfolio ■ Voya Strategic Allocation Moderate Portfolio

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each Portfolio’s annual and semi-annual shareholder reports, like this annual report, will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-800-283-3427. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT
voyainvestments.com

TABLE OF CONTENTS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	9
Report of Independent Registered Public Accounting Firm	10
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	16
Portfolios of Investments	24
Tax Information	33
Director and Officer Information	34
Advisory and Sub-Advisory Contract Approval Discussion	39

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available: on www.voyainvestments.com and without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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PRESIDENT’S LETTER

Setting Sail for the New Year

Dear Shareholder,

The markets closed out 2018 with a month of tumult — we believe investors became more risk-averse as they assessed the anticipated effects of higher interest rates and slowing corporate earnings, as well as potential economic deceleration in the U.S. and China and trade tensions between the two. There continues to be intense movement in the equity and bond markets, causing a lot of day-to-day volatility for investors to digest.

As we look ahead to 2019, we believe that economic and earnings growth will slow but not stall. The U.S. Federal Reserve Board (“Fed”) has signaled that it will be patient about raising interest rates further, which we believe may help ease pressures on the economy and the financial markets. Economic momentum in the U.S. is still above trend growth and the Fed’s gradual approach means a slowdown is likely to unfold over a multi-year period, which should give markets enough time to adjust expectations, in our opinion.

We do not think investors should view current conditions as a reason to alter their long-term investment strategies. In our view, it is not advisable to abandon diversified positions seeking to sidestep impending risks, or to crowd into areas of strong returns to seek to avoid losses. Instead, we believe investors should continue to spread their exposure across multiple asset classes, sectors and regions, to mitigate concentration risk. In our view, the best response remains to have a plan, diversify and carefully discuss any contemplated portfolio changes with your investment advisor.

Voya seeks to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Dina Santoro
President
Voya Family of Funds
December 31, 2018

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2018

In our semi-annual report we described the market turmoil in early 2018. Global equities, in the form of the MSCI World IndexSM (the “Index”) measured in local currencies, including net reinvested dividends, suffered its first monthly loss in February after 15 consecutive monthly gains. Another loss followed in March and by the end of June the Index was up a slim 1.29% in 2018. The next four months saw the Index gain 5.6%, led by the U.S., with sentiment resilient in the face of the worries that had set them back. However, in October the clouds gathered again, markets retreated, and after a small reprieve in November, losses accelerated to leave the Index down 7.38% for the fiscal year. (The Index returned -8.71% for the year ended December 31, 2018, measured in U.S. dollars.)

It had been the prospect of an imminent rise in U.S. interest rates that had roiled markets in February. Then, in March, the White House announced tariffs of 25% on imported steel and 10% on aluminum, which would take effect at the beginning of June.

Concerns about a trade war and rising U.S. interest rates continued throughout the period. After months of threats, the trade war risk was ratcheted up on September 17th when the President announced tariffs of 10% on Chinese imports, including day-to-day consumer goods, valued at some $200 billion. The rate would increase to 25% at the beginning of 2019. The next day, China replied with 5% to 10% tariffs of its own on $60 billion of U.S. exports. In early December, after a face-to-face meeting between President Trump and his Chinese counterpart Xi Jinping, new tariffs were postponed for 90 days while the sides, evidently far apart, held negotiations.

Interest rate concerns were rooted in the ever-strengthening labor market. The Federal Open Market Committee (“FOMC”) was already committed to policy “normalization”, i.e. a retreat from historically low short-term rates. There was nothing in successive employment reports likely to divert them. The December report announced an unemployment rate of 3.67%, the lowest since 1969.

The latest wage growth figure of 3.1% year-over-year was the highest since 2009, but it did not seem like an inflationary threat. The measure preferred by the U.S. Federal Reserve Board (“Fed”): core Personal Consumption Expenditures inflation, hovered around the target level of 2.0% without breaking through. But as September ended, the 10-year Treasury yield, unable earlier in 2018 to hold a level above 3%, had done so for nine straight days.

Perhaps it was the speed of rising Treasury yields: 2.88% to 3.23% in 22 days to October 5, which shook investors’ confidence, and Fed Chairman Powell’s remark on October 4 that the federal funds rate was “a long way from neutral”. In December, the FOMC raised rates for the fourth time this year, from 2.25% to 2.50%. Markets had hoped that Powell might then signal a pause, to evaluate further data. Instead, he signaled two more increases in 2019.

As 2018 ended, the 10-year Treasury yield was back down to 2.69%. But it provided little comfort. Commentators increasingly fretted that the best days of global growth and corporate profits were over, and a full-blown trade war would only weaken both. Growth in Europe and China was declining. The price of oil was down about 40% since early October. In the U.S., the boost from tax cuts and increased government spending that had helped propel annualized GDP growth to 4.2% in the second quarter and 3.4% in the third, would fade. The housing market had been weakening for months. For corporations, costs were rising and the strong dollar was depressing overseas earnings. With part of the government shut down through Congressional gridlock, the White House, within a final barrage of tweets, declared, “The only problem our economy has is the Fed.” Happy New Year.

In U.S. fixed income markets, the Treasury yield curve rose and flattened over the fiscal year. The Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) gained just 0.01%; the Bloomberg Barclays U.S. Corporate Investment Grade Bond sub-index lost 2.51%, amid heavy issuance of BBB paper, while the Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) fell 2.08%. The Bloomberg Barclays Short Treasury Index was among the best performers, gaining 1.88%.

U.S. equities, represented by the S&P 500® Index including dividends, fell 4.38% after the worst December since 1931. The earnings per share of constituent companies grew by about 25% year-over-year in the first three quarters of 2018, the most since 2010, but estimates for 2019 were sharply lower. Health care was the top performer, up 6.47%. Energy was the weakest sector, down 18.10%, as oil prices tumbled.

In currencies, the dollar rose 5.47% against the euro and 5.52% against the pound but lost 2.67% against the yen. From mid-April, after sustained weakness, the dollar powered ahead, as strong U.S. economic data increasingly left the rest of the world behind, only to drift lower in the fraught final days.

International markets were also shaken by the concerns described above. MSCI Japan® Index slumped 15.15% for the year. This market is sensitive to slowing global growth, particularly in China and its own vulnerability to a trade war. MSCI Europe ex UK® Index dropped 11.31%. To add to the dampening effects of faltering economic indicators and threats to global trade, the election of a high-spending populist government in Italy posed a new challenge to the euro itself. MSCI UK® Index fell 8.82%. Pessimism about an increasingly likely no-deal Brexit and global growth hit financials, while weakness in one heavily-weighted consumer staples constituent contributed about 30% of the over-all loss.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance.

Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Each Portfolio’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Short Treasury Index	The index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,600 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

VOYA STRATEGIC ALLOCATION PORTFOLIOS	PORTFOLIO MANAGERS’ REPORT

Voya Strategic Allocation Conservative Portfolio seeks to provide total return (i.e., income and capital growth, both realized and unrealized) consistent with preservation of capital. Voya Strategic Allocation Growth Portfolio seeks to provide capital appreciation. Voya Strategic Allocation Moderate Portfolio seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). Each Portfolio seeks to achieve its investment objective by investing in a combination of underlying funds which are actively managed funds or passively managed funds (index funds). Each Portfolio uses an asset allocation strategy (“Target Asset Allocation”) designed for investors who have a risk profile applicable to that Portfolio. These Target Asset Allocations as of December 31, 2018 are set out in the table below. Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio and Voya Strategic Allocation Moderate Portfolio (each a “Portfolio” and collectively, the “Portfolios”) are managed by Paul Zemsky, CFA and Chief Investment Officer, and Barbara Reinhard, CFA, Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2018, Voya Strategic Allocation Conservative Portfolio’s Class I shares provided a total return of -4.03% compared to the Bloomberg Barclays U.S. Aggregate Bond Index and the Voya Strategic Allocation Conservative Composite Index which returned 0.01% and -3.64%, respectively, for the same period. For the year ended December 31, 2018, Voya Strategic Allocation Growth Portfolio’s Class I shares provided a total return of -8.32% compared to the Russell 3000T Index and the Voya Strategic Allocation Growth Composite which returned -5.24% and -7.43%, respectively, for the same period. For the year ended December 31, 2018, Voya Strategic Allocation Moderate Portfolio’s Class I shares provided a total return of -6.05% compared to the Russell 3000T Index and the Voya Strategic Allocation Moderate Composite Index which returned -5.24% and -5.44%, respectively, for the same period.

Portfolio Specifics: The Portfolio managers attempt to enhance investment returns by tactically deviating from Asset Allocations to take advantage of opportunities or reduce risk. The following tactics were among those employed in 2018.

All of the Portfolios started 2018 favoring equities over fixed income, with overweight positions in Japanese and emerging markets (“EM”) equities. The suite also maintained its tactical overweight to domestic large growth to offset the value bias in its strategic allocation.

In January, each Portfolio lowered its U.S. REITs position given the asset class’ historically negative beta to interest rates, which were potentially breaking into a higher range. We allocated proceeds from the sale to U.S. large cap equities.

In March, the Portfolios closed their Japanese equities (U.S. dollar hedged) positions. The supporting thesis, that the Bank of Japan would keep the currency relatively weak, had failed to materialize. As an exporting nation, the strengthening of the yen over the period of the position was a headwind for Japanese equities. Proceeds from the sale were split between U.S. large cap and International equities.

At the close of April, adjustments were made to the strategic asset allocation targets to reflect the portfolio management team’s revised long-term capital market expectations for a range of asset classes. This resulted in modest changes in the Portfolios’ sub-asset allocations in varying degrees. Primary adjustments across all Portfolios include a shift away from U.S. large cap value and mid cap blend into U.S. large cap blend and emerging market equities across varying degrees.

In June, the Portfolios enacted an underweight position to EM equities, splitting the proceeds between U.S. large cap equities and short duration bonds, in varying degrees depending on the vintage. At the time of the trade, we believed the valuation of EM equities was not providing sufficient support against a worsening business outlook or renewed political uncertainty in the region.

In July, the Portfolios exited from high yield, reallocating the assets to core U.S. fixed income and short duration bonds. This was a tactical view that represented de-risking fixed income positions, given our views that both the credit and business cycles were in their latter stages.

In September, the Portfolios further reduced their exposure to EM equities in favor of domestic large cap equities. At the time of the trade, EM equities were entrenched in a bear market, having fallen 20% from their most recent peak. Even at those levels we found the valuation to be still in line with its EM’s five-year average and thus capable of moving another leg lower before valuations once again became attractive, in our view. On the fundamental side, in our opinion, economic data from China continued to show weakness through the summer, and copper prices and global ISM continued to slip.

We implemented two trades across the Portfolios in October. First, we increased duration, or interest-rate risk, in the Portfolios through the purchase of longer-maturity bonds, funded by reducing core U.S. fixed income. Second, we reduced the Portfolios’ exposure to shorter-maturity bonds and allocated the funds into EM equities, lessening our tactical underweight to EM.

In November, the Portfolios reduced their risk exposures, selling equities in favor of core U.S. fixed income. At the time of the trade, we believed fundamental indicators showed the U.S. joining the rest of the world in a growth slowdown. Finally in December—based on concerns about muted future U.S. corporate earnings, continued interest-rate increases by the U.S. Federal Reserve Board (“Fed”) and the dimming outlook for the euro zone — we further reduced the Portfolios’ equity exposures by selling U.S. mid cap and developed international equities and reinvesting the proceeds into fixed income.

During the year, tactical moves had a positive impact across all Portfolios.

During the year, the Portfolios utilized various futures to enact tactical positions. Futures were utilized to avoid significant manager disruption and provide the Portfolios with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions.

The portfolio management team also attempts to add value by selecting underlying funds that, in their view, are expected to perform well against the various asset class benchmarks from which the Target Asset Allocations are constructed. Underlying fund performance detracted from overall results for the period. For the year, the underlying funds that underperformed most relative to their respective benchmark were Voya Multi- Manager Emerging Markets Equity, Voya Small Company and Voya MidCap Opportunities Portfolio. Top performers relative their respective benchmark include Voya U.S. High Dividend Low Volatility, Voya Large Cap Value and Voya Large Cap Growth.

Current Strategy and Outlook: Risk assets sold off markedly during December, as investors reacted to statements from Federal Reserve officials, which suggested that interest rate hikes would continue apace in 2019. The United States led the charge lower as many global equity markets nursed losses during the year. Among the causes of weakness were economic deceleration in the U.S., weak data from China, trade geopolitics and the ongoing partial U.S. government shutdown. Many indicators that tend to turn first around business cycle peaks are flashing

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION PORTFOLIOS

red, in our opinion, in several economies. The U.S. Treasury yield curve is flat by many measures; by some, it is inverted: the 12-month Treasury bill yield currently is higher thansomeother maturities. World trade volumes have slowed further in recent months andDecemberbusiness surveys remained weak in most major economies, in our view. Credit markets have not been immune to weakness. High yield spreads have gapped wider and in the investment grade sector, spreads are widening on credit default swaps of some of the highest quality debt issuers. Concerns about covenant-lite issuance have pressured leveraged loans. We believe one of the few perceived “safe havens” have been U.S. Treasuries, as investors sought any port in the storm. Ten-year Treasury yields have declined to 2.68% from a high of 3.24% in early November.

We believe that the composition of returns throughout December is noteworthy. The U.S. dollar held surprisingly steady, given the gyrations in U.S. markets. In our opinion, EM equities, while down, fared better than developed markets and the U.S., perhaps because EMs have been under steady pressure since June. We are closely watching the stimulus China has implemented to arrest its economic slowdown — while not yet on the scale seen in early 2016, we believe it involves a meaningful number of initiatives. We are looking for a turn in the Chinese data in a few months.

Looking ahead, we believe there is intense movement in the equity and bond markets, creating a lot of day-to-day volatility for investors to digest. This is where relying on our investment process of evaluating valuations, fundamentals and sentiment is critical, in our opinion. The quantitative data shows that on most measures equities have de-rated meaningfully over the past 12 months. At 14.5 times forward earnings, the U.S. equity market has not been this inexpensive since late 2013. The difficulty investors have with stepping in to buy at current valuations is an unclear handle on the earnings part of the ratio. Earnings revisions have been falling steadily, but even so, top-down forecasts are for 7% earnings growth in 2019, which looks to be a bit high in our view.

In terms of fundamentals, our models show rising probabilities of recession — not to the levels where one is imminent, but the deceleration in activity due to lapsing fiscal stimulus and Fed rate hikes is in fact biting. One only needs to see the cooling in the housing and auto sectors to observe the effect the rise in short-term rates has delivered over the past year. We believe we need to see a trough in earnings revisions in the U.S. and globally, and a healing in the credit markets among other factors, to put in a durable bottom to equities. Lastly, investor sentiment is starting to reach oversold readings on a short-term view — but not yet as severely oversold as expected given the damage that has been inflicted on equities.

To be sure, sentiment can be a fickle factor, and in our opinion, there may be a meaningful counter-trend underway — sparked by dovish comments from the Fed. In these types of volatile conditions, to accept the risk of re-entering risk markets, we generally look for signals of adequate return potential from two of the three pillars of our investment process. Therefore, we believe a better clearing price for equities will unfold in the first half of 2019.

Target Allocations as of December 31, 2018

	Conservative	Moderate	Growth
U.S. Large Blend	10.0%	15.5%	18.0%
U.S. Large Growth	3.25%	6.5%	7.5%
U.S. Large Value	7.25%	11.0%	13.0%
U.S. Mid Cap Blend	3.0%	5.0%	9.0%
U.S. Small Cap	2.0%	4.0%	6.0%
International	8.0%	11.5%	17.0%
Emerging Markets	4.5%	7.0%	9.0%
U.S. Real Estate	1.0%	1.0%	1.0%
Global Real Estate	1.0%	1.0%	1.0%
Commodities	2.0%	1.5%	1.5%
Core Fixed Income	31.0%	25.0%	10.0%
High Yield	6.0%	4.0%	2.0%
Senior Debt	7.0%	5.0%	5.0%
International Bonds	2.0%	—	—
TIPS	4.0%	—	—
Short Duration	8.0%	2.0%	—
Total Equity	42.0%	64.0%	83.0%
Total Fixed Income	58.0%	36.0%	17.0%
	100.0%	100.0%	100.0%

*	Effective May 1, 2018, Barbara Reinhard was added as a portfolio manager to the Portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-4.03%	3.59%	7.20%
Class S	-4.25%	3.35%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	0.01%	2.52%	3.48%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Conservative Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-8.32%	4.00%	8.95%
Class S	-8.50%	3.74%	8.67%
Russell 3000® Index	-5.24%	7.91%	13.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Growth Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2018
	1 Year	5 Year	10 Year
Class I	-6.05%	4.00%	8.14%
Class S	-6.31%	3.74%	7.87%
Russell 3000® Index	-5.24%	7.91%	13.18%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Strategic Allocation Moderate Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 through December 31, 2018. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Annualized Expense Ratio*	Expenses Paid During the Period Ended December 31, 2018**
Voya Strategic Allocation Conservative Portfolio
Class I	$1,000.00	$966.30	0.26%	$1.29	$1,000.00	$1,023.89	0.26%	$1.33
Class S	1,000.00	965.30	0.51	2.53	1,000.00	1,022.63	0.51	2.60
Voya Strategic Allocation Growth Portfolio
Class I	$1,000.00	$920.10	0.23%	$1.11	$1,000.00	$1,024.05	0.23%	$1.17
Class S	1,000.00	919.50	0.48	2.32	1,000.00	1,022.79	0.48	2.45
Voya Strategic Allocation Moderate Portfolio
Class I	$1,000.00	$944.40	0.25%	$1.23	$1,000.00	$1,023.95	0.25%	$1.28
Class S	1,000.00	943.40	0.50	2.45	1,000.00	1,022.68	0.50	2.55

*	The annualized expense ratios do not include expenses of the underlying funds.
**	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Strategic Allocation Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio (the Funds), each a series of Voya Strategic Allocation Portfolios, Inc., including the portfolios of investments, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts
February 22, 2019

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2018

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
ASSETS:
Investments in affiliated underlying funds at fair value*	$48,194,132	$105,623,265	$100,126,829
Investments in unaffiliated underlying funds at fair value**	10,702,096	11,008,198	18,237,758
Cash	226,948	624,128	446,902
Cash collateral for futures	—	475,773	262,177
Receivables:
Investments in affiliated underlying funds sold	815,821	1,578,886	1,624,487
Investments in unaffiliated underlying funds sold	271,476	147,825	744,902
Fund shares sold	734	44,564	57,146
Dividends	17	—	—
Prepaid expenses	312	683	676
Other assets	7,588	13,410	13,738
Total assets	60,219,124	119,516,732	121,514,615

LIABILITIES:
Payable for investments in affiliated underlying funds purchased	1,085,475	2,120,004	2,518,696
Payable for investments in unaffiliated underlying funds purchased	163,623	43,871	117,118
Payable for fund shares redeemed	9,286	112	1,903
Payable for investment management fees	13,584	21,684	27,501
Payable for distribution and shareholder service fees	572	604	369
Payable to directors under the deferred compensation plan (Note 6)	7,588	13,410	13,738
Payable for director fees	320	685	680
Other accrued expenses and liabilities	46,996	56,210	60,492
Total liabilities	1,327,444	2,256,580	2,740,497
NET ASSETS	$58,891,680	$117,260,152	$118,774,118

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$55,575,845	$104,077,394	$109,719,071
Total distributable earnings	3,315,835	13,182,758	9,055,047
NET ASSETS	$58,891,680	$117,260,152	$118,774,118

* Cost of investments in affiliated underlying funds	$48,345,621	$102,936,057	$99,194,609
** Cost of investments in unaffiliated underlying funds	$10,911,590	$11,516,978	$18,633,941

Class I
Net assets	$56,221,244	$114,461,470	$117,048,937
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	4,554,596	7,946,905	8,615,987
Net asset value and redemption price per share	$12.34	$14.40	$13.59

Class S
Net assets	$2,670,436	$2,798,682	$1,725,181
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	218,298	196,131	127,833
Net asset value and redemption price per share	$12.23	$14.27	$13.50

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2018

	Voya Strategic Allocation Conservative Portfolio	Voya Strategic Allocation Growth Portfolio	Voya Strategic Allocation Moderate Portfolio
INVESTMENT INCOME:
Interest	$290	$1,765	$506
Dividends from affiliated underlying funds	1,366,828	2,501,282	2,566,104
Dividends from unaffiliated underlying funds	246,094	244,065	444,667
Total investment income	1,613,212	2,747,112	3,011,277

EXPENSES:
Investment management fees	137,265	269,631	284,339
Distribution and shareholder service fees:
Class S	7,167	8,122	5,474
Transfer agent fees	213	343	333
Shareholder reporting expense	12,472	23,431	20,515
Professional fees	26,589	44,094	45,625
Custody and accounting expense	7,846	11,790	11,790
Director fees	2,560	5,482	5,438
Miscellaneous expense	9,955	12,481	12,952
Interest expense	42	98	76
Total expenses	204,109	375,472	386,542
Waived and reimbursed fees	(28,843)	(48,508)	(37,855)
Net expenses	175,266	326,964	348,687
Net investment income	1,437,946	2,420,148	2,662,590

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Sale of affiliated underlying funds	2,316,278	8,946,450	7,704,873
Sale of unaffiliated underlying funds	(8,098)	64,387	60,896
Capital gain distributions from affiliated underlying funds	1,534,052	7,445,411	5,728,902
Foreign currency related transactions	(353)	(975)	(1,108)
Futures	(117,025)	(222,281)	(245,356)
Net realized gain	3,724,854	16,232,992	13,248,207
Net change in unrealized appreciation (depreciation) on:
Affiliated underlying funds	(7,144,593)	(28,167,966)	(22,620,673)
Unaffiliated underlying funds	(504,524)	(1,028,940)	(1,135,694)
Foreign currency related transactions	(103)	(213)	(213)
Futures	2,884	4,752	104,924
Net change in unrealized appreciation (depreciation)	(7,646,336)	(29,192,367)	(23,651,656)
Net realized and unrealized loss	(3,921,482)	(12,959,375)	(10,403,449)
Decrease in net assets resulting from operations	$(2,483,536)	$(10,539,227)	$(7,740,859)

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Conservative Portfolio		Voya Strategic Allocation Growth Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$1,437,946	$1,603,631	$2,420,148	$2,536,915
Net realized gain	3,724,854	3,013,669	16,232,992	9,677,173
Net change in unrealized appreciation (depreciation)	(7,646,336)	2,508,622	(29,192,367)	11,165,060
Increase (decrease) in net assets resulting from operations	(2,483,536)	7,125,922	(10,539,227)	23,379,148

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class I	(2,985,308)	(1,720,565)	(2,770,421)	(2,449,491)
Class S	(133,841)	(71,740)	(60,980)	(49,329)
Total distributions	(3,119,149)	(1,792,305)	(2,831,401)	(2,498,820)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,513,101	5,060,715	4,504,208	5,615,366
Reinvestment of distributions	3,119,149	1,792,305	2,831,401	2,498,820
	9,632,250	6,853,020	7,335,609	8,114,186
Cost of shares redeemed	(12,662,526)	(18,809,944)	(23,703,762)	(21,204,284)
Net decrease in net assets resulting from capital share transactions	(3,030,276)	(11,956,924)	(16,368,153)	(13,090,098)
Net increase (decrease) in net assets	(8,632,961)	(6,623,307)	(29,738,781)	7,790,230

NET ASSETS:
Beginning of year or period	67,524,641	74,147,948	146,998,933	139,208,703
End of year or period	$58,891,680	$67,524,641	$117,260,152	$146,998,933

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Strategic Allocation Moderate Portfolio
	Year Ended December 31, 2018	Year Ended December 31, 2017
FROM OPERATIONS:
Net investment income	$2,662,590	$2,864,340
Net realized gain	13,248,207	7,241,730
Net change in unrealized appreciation (depreciation)	(23,651,656)	9,307,712
Increase (decrease) in net assets resulting from operations	(7,740,859)	19,413,782

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):(1)
Class I	(3,103,193)	(2,771,806)
Class S	(49,270)	(37,202)
Total distributions	(3,152,463)	(2,809,008)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,525,086	8,767,190
Reinvestment of distributions	3,152,463	2,809,008
	9,677,549	11,576,198
Cost of shares redeemed	(26,524,283)	(21,272,417)
Net decrease in net assets resulting from capital share transactions	(16,846,734)	(9,696,219)
Net increase (decrease) in net assets	(27,740,056)	6,908,555
NET ASSETS:
Beginning of year or period	146,514,174	139,605,619
End of year or period	$118,774,118	$146,514,174

(1)	Certain prior period amounts have been reclassified to conform to the current year presentation (Note 10).

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Strategic Allocation Conservative Portfolio
Class I
12-31-18	13.51	0.29	•	(0.80)	(0.51)	0.36	0.30	—	0.66	—	12.34	(4.03)	0.31	0.26	0.26	2.26	56,221	60
12-31-17	12.54	0.29	•	1.01	1.30	0.33	—	—	0.33	—	13.51	10.53	0.30	0.24	0.24	2.27	64,354	33
12-31-16	12.23	0.29	•	0.39	0.68	0.37	—	—	0.37	—	12.54	5.69	0.30	0.22	0.22	2.34	71,020	76
12-31-15	12.64	0.30	•	(0.31)	(0.01)	0.40	—	—	0.40	—	12.23	(0.20)	0.29	0.19	0.19	2.38	74,645	29
12-31-14	12.17	0.30	•	0.49	0.79	0.32	—	—	0.32	—	12.64	6.62	0.23	0.16	0.16	2.39	85,812	29
Class S
12-31-18	13.39	0.26	•	(0.80)	(0.54)	0.32	0.30	—	0.62	—	12.23	(4.25)	0.56	0.51	0.51	2.02	2,670	60
12-31-17	12.44	0.26	•	0.99	1.25	0.30	—	—	0.30	—	13.39	10.18	0.55	0.49	0.49	2.04	3,171	33
12-31-16	12.13	0.25	•	0.40	0.65	0.34	—	—	0.34	—	12.44	5.47	0.55	0.47	0.47	2.09	3,128	76
12-31-15	12.53	0.26		(0.30)	(0.04)	0.36	—	—	0.36	—	12.13	(0.40)	0.54	0.44	0.44	2.14	3,180	29
12-31-14	12.07	0.26	•	0.50	0.76	0.30	—	—	0.30	—	12.53	6.37	0.48	0.41	0.41	2.14	3,001	29

Voya Strategic Allocation Growth Portfolio
Class I
12-31-18	16.03	0.28	•	(1.58)	(1.30)	0.33	—	—	0.33	—	14.40	(8.32)	0.27	0.23	0.23	1.77	114,461	45
12-31-17	13.84	0.27	•	2.18	2.45	0.26	—	—	0.26	—	16.03	17.88	0.26	0.21	0.21	1.79	143,509	32
12-31-16	13.30	0.25		0.65	0.90	0.36	—	—	0.36	—	13.84	6.93	0.28	0.19	0.19	1.77	136,383	56
12-31-15	13.80	0.26	•	(0.40)	(0.14)	0.36	—	—	0.36	—	13.30	(1.19)	0.28	0.15	0.15	1.86	140,351	26
12-31-14	13.22	0.20	•	0.66	0.86	0.28	—	—	0.28	—	13.80	6.57	0.22	0.14	0.14	1.45	152,281	33
Class S
12-31-18	15.88	0.24	•	(1.56)	(1.32)	0.29	—	—	0.29	—	14.27	(8.50)	0.52	0.48	0.48	1.53	2,799	45
12-31-17	13.72	0.22		2.17	2.39	0.23	—	—	0.23	—	15.88	17.57	0.51	0.46	0.46	1.55	3,490	32
12-31-16	13.19	0.19		0.66	0.85	0.32	—	—	0.32	—	13.72	6.63	0.53	0.44	0.44	1.51	2,825	56
12-31-15	13.69	0.22		(0.39)	(0.17)	0.33	—	—	0.33	—	13.19	(1.37)	0.53	0.40	0.40	1.61	2,654	26
12-31-14	13.13	0.16	•	0.65	0.81	0.25	—	—	0.25	—	13.69	6.22	0.47	0.39	0.39	1.22	2,673	33

Voya Strategic Allocation Moderate Portfolio
Class I
12-31-18	14.80	0.29	•	(1.16)	(0.87)	0.34	—	—	0.34	—	13.59	(6.05)	0.28	0.25	0.25	1.96	117,049	48
12-31-17	13.18	0.29		1.60	1.89	0.27	—	—	0.27	—	14.80	14.49	0.28	0.23	0.23	2.00	144,135	32
12-31-16	12.70	0.27		0.55	0.82	0.34	—	—	0.34	—	13.18	6.64	0.28	0.22	0.22	2.01	137,411	65
12-31-15	13.14	0.26	•	(0.32)	(0.06)	0.38	—	—	0.38	—	12.70	(0.57)	0.28	0.19	0.19	2.00	137,466	26
12-31-14	12.61	0.24	•	0.59	0.83	0.30	—	—	0.30	—	13.14	6.69	0.22	0.17	0.17	1.86	152,010	34
Class S
12-31-18	14.71	0.25	•	(1.16)	(0.91)	0.30	—	—	0.30	—	13.50	(6.31)	0.53	0.50	0.50	1.69	1,725	48
12-31-17	13.09	0.26		1.59	1.85	0.23	—	—	0.23	—	14.71	14.29	0.53	0.48	0.48	1.75	2,379	32
12-31-16	12.62	0.22	•	0.56	0.78	0.31	—	—	0.31	—	13.09	6.32	0.53	0.47	0.47	1.73	2,194	65
12-31-15	13.07	0.23		(0.33)	(0.10)	0.35	—	—	0.35	—	12.62	(0.88)	0.53	0.44	0.44	1.76	2,261	26
12-31-14	12.54	0.21	•	0.59	0.80	0.27	—	—	0.27	—	13.07	6.50	0.47	0.42	0.42	1.62	2,339	34

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include expenses of underlying funds and do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018

NOTE 1 — ORGANIZATION

Voya Strategic Allocation Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on October 14, 1994. There are three active separate investment series (each a “Portfolio” and collectively the “Portfolios”) that comprise the Company: Voya Strategic Allocation Conservative Portfolio (“Strategic Allocation Conservative”), Voya Strategic Allocation Growth Portfolio (“Strategic Allocation Growth”), and Voya Strategic Allocation Moderate Portfolio (“Strategic Allocation Moderate”), each a diversified series of the Company. Each Portfolio currently seeks to achieve its investment objective by investing primarily in other investment companies (“Underlying Funds”) and each uses asset allocation strategies to determine how to invest in the Underlying Funds. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.

The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The two classes differ principally in the applicable distribution and service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware

limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.

When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.

The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.

All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

Each investment asset or liability of a Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. The Portfolios classify each of their investments in the Underlying Funds as Level 1, without consideration as to the classification level of the specific investments held by the Underlying Funds. A table summarizing each Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Security transactions are accounted for on the trade date. Dividend income received from the Underlying Funds is recognized on the ex-dividend date and is recorded as income distributions in the Statements of Operations. Capital gain distributions received from the Underlying Funds are recognized on the ex-dividend date and are recorded on the Statements of Operations as such. Realized gains and losses are reported on the basis of identified cost of securities sold.

C.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. GAAP for investment companies.

D.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

E.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.

G. Futures Contracts. The Portfolios may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts, if any, are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2018, each Portfolio used futures to enact tactical positions and to provide the Portfolios with greater liquidity. Each Portfolio had purchased and sold futures contracts on various equity indices. Strategic Allocation Growth and Strategic Allocation Moderate also purchased and sold futures contracts on various U.S. Treasury Notes and Bonds. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2018, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below. Please refer to the tables following the Portfolio of Investments for open futures contracts at December 31, 2018. There were no open futures contracts for Strategic Allocation Conservative at December 31, 2018.

	Purchased	Sold
Strategic Allocation Conservative	$2,096,383	$2,100,850
Strategic Allocation Growth	4,508,274	4,563,505
Strategic Allocation Moderate	3,042,222	3,046,169

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENTS IN UNDERLYING FUNDS

For the year ended December 31, 2018, the cost of purchases and the proceeds from the sales of the Underlying Funds were as follows:

	Purchases	Sales
Strategic Allocation Conservative	$38,590,686	$43,220,570
Strategic Allocation Growth	61,019,149	78,236,606
Strategic Allocation Moderate	64,639,714	82,115,772

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates: 0.18% of each Portfolio’s average daily net assets invested in affiliated Underlying Funds, 0.70% of each Portfolio’s average daily net assets invested in direct investments and 0.40% of each Portfolio’s average daily net assets invested in unaffiliated underlying funds and other investments.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class S shares of the Portfolios have a distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred in the distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2018, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ReliaStar Life Insurance Company	Strategic Allocation Conservative	10.91%
	Strategic Allocation Growth	8.01
	Strategic Allocation Moderate	11.62
Voya Retirement Insurance and Annuity	Strategic Allocation Conservative	82.97
Company	Strategic Allocation Growth	86.86
	Strategic Allocation Moderate	84.77

Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser entered into written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses and extraordinary expenses to the levels listed below:

Portfolio(1)(2)	Class I	Class S
Strategic Allocation Conservative	0.71%	0.96%
Strategic Allocation Growth	0.77%	1.02%
Strategic Allocation Moderate	0.75%	1.00%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level. The amount of fees and expenses of an Underlying Fund borne by each Portfolio will vary based on each Portfolio’s allocation of assets to, and the net expenses of, a particular Underlying Fund.
(2)	Any fees waived pursuant to the Expense Limitation Agreement shall not be eligible for recoupment.

The Expense Limitation Agreement is contractual through May 1, 2019 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.

NOTE 8 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Strategic Allocation Conservative
Class I
12/31/2018	473,905	—	232,139	(913,598)	(207,554)	6,163,502	—	2,985,308	(11,934,297)	(2,785,487)
12/31/2017	382,954	—	134,946	(1,417,047)	(899,147)	4,970,045	—	1,720,565	(18,458,560)	(11,767,950)
Class S
12/31/2018	26,822	—	10,489	(55,750)	(18,439)	349,599	—	133,841	(728,229)	(244,789)
12/31/2017	6,995	—	5,671	(27,396)	(14,730)	90,670	—	71,740	(351,384)	(188,974)

Strategic Allocation Growth
Class I
12/31/2018	273,118	—	174,240	(1,454,807)	(1,007,449)	4,323,542	—	2,770,421	(23,077,898)	(15,983,935)
12/31/2017	343,544	—	167,544	(1,411,875)	(900,787)	5,158,371	—	2,449,491	(20,899,296)	(13,291,434)
Class S
12/31/2018	11,579	—	3,865	(39,060)	(23,616)	180,666	—	60,980	(625,864)	(384,218)
12/31/2017	30,884	—	3,400	(20,452)	13,832	456,995	—	49,329	(304,988)	201,336

Strategic Allocation Moderate
Class I
12/31/2018	423,328	—	213,425	(1,760,180)	(1,123,427)	6,180,523	—	3,103,193	(25,639,140)	(16,355,424)
12/31/2017	623,676	—	202,470	(1,514,496)	(688,350)	8,648,834	—	2,771,806	(21,037,299)	(9,616,659)
Class S
12/31/2018	23,490	—	3,405	(60,834)	(33,939)	344,563	—	49,270	(885,143)	(491,310)
12/31/2017	8,439	—	2,729	(16,977)	(5,809)	118,356	—	37,202	(235,118)	(79,560)

NOTE 9 — LINE OF CREDIT

Effective May 18, 2018, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through May 17, 2019. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to May 18, 2018, the predecessor line of credit was for an aggregate amount of $400,000,000 and paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through May 18, 2018.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The Portfolios did not utilize the line of credit during the year ended December 31, 2018.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Ordinary Income	Long-term Capital Gains	Ordinary Income
Strategic Allocation Conservative	$1,700,043	$1,419,106	$1,792,305
Strategic Allocation Growth	2,831,401	—	2,498,820
Strategic Allocation Moderate	3,152,463	—	2,809,008

The tax-basis components of distributable earnings as of December 31, 2018 were:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Strategic Allocation Conservative	$1,757,574	$3,084,527	$(1,512,100)
Strategic Allocation Growth	3,309,256	11,086,193	(1,188,738)
Strategic Allocation Moderate	3,402,320	8,540,120	(2,863,810)

At December 31, 2018, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.

As of December 31, 2018, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2014.

Prior to the reclassification of distributions on the Statement of Changes in Net Assets, the characteristics of distributions for the year ended December 31, 2017 were as follows:

	Strategic Allocation Conservative	Strategic Allocation Growth	Strategic Allocation Moderate
Distributions from net investment income:
Class I	$(1,720,565)	$(2,449,491)	$(2,771,806)
Class S	(71,740)	(49,329)	(37,202)
	$(1,792,305)	$(2,498,820)	$(2,809,008)
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year	$1,685,979	$2,806,640	$3,128,832

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

NOTE 11 — OTHER ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for interim and annual periods beginning after December 15, 2018.

Also, in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement

(“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. As of December 31, 2018, management of the Portfolios is currently assessing the potential impact to financial statement disclosure that may result from adopting these ASUs.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 16.2%
7,003	iShares 1-3 Year Treasury Bond ETF	$585,591	1.0
9,672	iShares 20+ Year Treasury Bond ETF	1,175,245	2.0
27,556	iShares Core U.S. Aggregate Bond ETF	2,934,438	5.0
17,283	iShares Russell 1000 Value ETF	1,919,277	3.2
43,998	Schwab U.S. TIPS ETF	2,342,893	4.0
5,590	Vanguard Global ex-U.S. Real Estate ETF	292,972	0.5
3,936	Vanguard Real Estate ETF	293,508	0.5

	Total Exchange-Traded Funds (Cost $9,565,134)	9,543,924	16.2

MUTUAL FUNDS: 83.8%
	Affiliated Investment Companies: 81.8%
82,602	Voya Emerging Markets Index Portfolio — Class I	880,542	1.5
437,804	Voya Floating Rate Fund — Class I	4,115,356	7.0
125,442	Voya Global Bond Fund — Class R6	1,177,902	2.0
1,264,346	Voya Intermediate Bond Fund — Class R6	12,340,013	20.9
260,393	Voya International Index Portfolio — Class I	2,348,741	4.0
225,032	Voya Large Cap Value Portfolio — Class I	2,405,590	4.1
50,730	Voya Large-Cap Growth Fund — Class R6	1,920,120	3.3
653,276	Voya Limited Maturity Bond Portfolio — Class I	6,447,836	10.9

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
48,621	Voya MidCap Opportunities Portfolio — Class I	$591,717	1.0
110,767	Voya Multi-Manager Emerging Markets Equity Fund — Class I	1,176,342	2.0
206,562	Voya Multi-Manager International Factors Fund — Class I	1,761,978	3.0
69,539	Voya Multi-Manager Mid Cap Value Fund — Class I	589,692	1.0
74,973	Voya Small Company Portfolio — Class I	1,180,831	2.0
398,900	Voya U.S. Bond Index Portfolio — Class I	4,112,658	7.0
283,986	Voya U.S. High Dividend Low Volatility Fund — Class I	2,950,617	5.0
301,741	Voya U.S. Stock Index Portfolio — Class I	4,194,197	7.1
		48,194,132	81.8

	Unaffiliated Investment Companies: 2.0%
263,821	Credit Suisse Commodity Return Strategy Fund — Class I	1,158,172	2.0

	Total Mutual Funds (Cost $49,692,077)	49,352,304	83.8

	Total Investments in Securities (Cost $59,257,211)	$58,896,228	100.0
	Liabilities in Excess of Other Assets	(4,548)	—
	Net Assets	$58,891,680	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,543,924	$—	$—	$9,543,924
Mutual Funds	49,352,304	—	—	49,352,304
Total Investments, at fair value	$58,896,228	$—	$—	$58,896,228

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Security	Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
92913T349	Voya Emerging Markets Index Portfolio — Class I	$2,374,885	$927,016	$(1,888,541)	$(532,818)	$880,542	$37,614	$349,846	$—
92913L825	Voya Floating Rate Fund — Class I	4,695,907	812,988	(1,220,474)	(173,065)	4,115,356	193,260	(2,605)	—
92913W854	Voya Global Bond Fund —Class R6	1,344,252	220,338	(342,244)	(44,444)	1,177,902	27,178	(5,640)	—
92913L528	Voya High Yield Bond Fund — Class R6	4,036,917	363,883	(4,214,600)	(186,200)	—	116,209	67,910	—
92913L569	Voya Intermediate Bond Fund — Class R6	12,074,211	4,214,703	(3,592,068)	(356,833)	12,340,013	404,893	(81,737)	—
92913T554	Voya International Index Portfolio — Class I	3,376,514	870,720	(1,218,948)	(679,545)	2,348,741	85,856	164,210	—
92914G775	Voya Large Cap Growth Portfolio — Class I	3,419,504	535,459	(2,943,593)	(1,011,370)	—	13,087	1,055,600	272,243
92914C634	Voya Large Cap Value Portfolio — Class I	4,014,976	1,324,436	(1,805,651)	(1,128,171)	2,405,590	50,638	597,746	281,769
92913K553	Voya Large-Cap Growth Fund — Class R6	—	2,419,843	(86,332)	(413,391)	1,920,120	8,779	(7,663)	113,076
92914F793	Voya Limited Maturity Bond Portfolio — Class I	—	7,772,791	(1,351,086)	26,131	6,447,836	72,845	331	—
92913P883	Voya MidCap Opportunities Portfolio — Class I	1,021,488	298,551	(445,747)	(282,575)	591,717	—	143,563	92,247
92913W680	Voya Multi-Manager Emerging Markets Equity Fund — Class I	—	1,647,160	(238,143)	(232,675)	1,176,342	12,075	(29,089)	—
92913W631	Voya Multi-Manager International Factors Fund — Class I	1,355,596	1,170,884	(386,933)	(377,569)	1,761,978	47,981	(7,620)	72,570
92913K793	Voya Multi-Manager Mid Cap Value Fund — Class I	1,008,192	371,158	(627,491)	(162,167)	589,692	10,210	(103,706)	126,646
92913T513	Voya RussellTM Mid Cap Index Portfolio — Class I	1,354,472	57,323	(1,231,754)	(180,041)	—	—	172,133	—
92913L551	Voya Short Term Bond Fund — Class R6	5,344,069	294,825	(5,681,987)	43,093	—	35,574	(97,832)	—
92913T430	Voya Small Company Portfolio — Class I	2,003,510	603,783	(1,019,063)	(407,399)	1,180,831	6,549	13,940	189,503
92913T547	Voya U.S. Bond Index Portfolio — Class I	3,862,788	2,758,333	(2,528,651)	20,188	4,112,658	81,768	(110,856)	—
92913K512	Voya U.S. High Dividend Low Volatility Fund — Class I	—	3,809,183	(611,215)	(247,351)	2,950,617	51,426	18,350	105,936
92914G734	Voya U.S. Stock Index Portfolio — Class I	5,030,579	3,096,062	(3,368,339)	(564,105)	4,194,197	76,190	4,397	280,062
92914E812	VY® Clarion Global Real Estate Portfolio — Class I	682,551	89,747	(541,142)	(231,156)	—	34,696	178,390	—
92914G569	VY® Clarion Real Estate Portfolio — Class I	668,616	920	(646,406)	(23,130)	—	—	(3,390)	—
		$57,669,027	$33,660,106	$(35,990,408)	$(7,144,593)	$48,194,132	$1,366,828	$2,316,278	$1,534,052

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION CONSERVATIVE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(117,025)
Total	$(117,025)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,884
Total	$2,884

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $60,408,329.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,827,834
Gross Unrealized Depreciation	(3,339,934)
Net Unrealized Depreciation	$(1,512,100)

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 7.9%
13,807	iShares 1-3 Year Treasury Bond ETF	$1,154,541	1.0
62,907	iShares Russell 1000 Value ETF	6,985,822	5.9
11,021	Vanguard Global ex-U.S. Real Estate ETF	577,611	0.5
7,759	Vanguard Real Estate ETF	578,589	0.5

	Total Exchange-Traded Funds (Cost $9,469,781)	9,296,563	7.9

MUTUAL FUNDS: 91.6%
	Affiliated Investment Companies: 90.1%
760,430	Voya Emerging Markets Index Portfolio — Class I	8,106,182	6.9
616,979	Voya Floating Rate Fund — Class I	5,799,607	4.9
189,154	Voya Index Plus LargeCap Portfolio — Class I	4,660,746	4.0
950,273	Voya Intermediate Bond Fund — Class R6	9,274,660	7.9
1,541,206	Voya International Index Portfolio — Class I	13,901,674	11.8
777,585	Voya Large Cap Value Portfolio — Class I	8,312,383	7.1
231,004	Voya Large-Cap Growth Fund — Class R6	8,743,510	7.4
335,854	Voya MidCap Opportunities Portfolio — Class I	4,087,340	3.5
218,537	Voya Multi-Manager Emerging Markets Equity Fund — Class I	2,320,862	2.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
354,169	Voya Multi-Manager International Equity Fund — Class I	$3,481,485	3.0
271,676	Voya Multi-Manager International Factors Fund — Class I	2,317,400	2.0
480,334	Voya Multi-Manager Mid Cap Value Fund — Class I	4,073,232	3.5
179,795	Voya RussellTM Mid Cap Index Portfolio — Class I	2,330,146	2.0
443,808	Voya Small Company Portfolio — Class I	6,989,970	6.0
337,359	Voya U.S. Bond Index Portfolio — Class I	3,478,170	3.0
1,276,683	Voya U.S. Stock Index Portfolio — Class I	17,745,898	15.1
		105,623,265	90.1

	Unaffiliated Investment Companies: 1.5%
389,894	Credit Suisse Commodity Return Strategy Fund — Class I	1,711,635	1.5

	Total Mutual Funds (Cost $104,983,254)	107,334,900	91.6

	Total Investments in Securities (Cost $114,453,035)	$116,631,463	99.5
	Assets in Excess of Other Liabilities	628,689	0.5
	Net Assets	$117,260,152	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$9,296,563	$—	$—	$9,296,563
Mutual Funds	107,334,900	—	—	107,334,900
Total Investments, at fair value	$116,631,463	$—	$—	$116,631,463
Other Financial Instruments+
Futures	164,113	—	—	164,113
Total Assets	$116,795,576	$—	$—	$116,795,576
Liabilities Table
Other Financial Instruments+
Futures	$(166,553)	$—	$—	$(166,553)
Total Liabilities	$(166,553)	$—	$—	$(166,553)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Security	Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
92913T349	Voya Emerging Markets Index Portfolio — Class I	$8,837,263	$3,461,218	$(2,675,768)	$(1,516,531)	$8,106,182	$227,635	$(135,025)	$—
92913L825	Voya Floating Rate Fund — Class I	7,270,780	1,057,896	(2,312,440)	(216,629)	5,799,607	294,590	(42,333)	—
92913L528	Voya High Yield Bond Fund — Class R6	2,916,715	272,342	(3,048,600)	(140,457)	—	83,764	54,184	—
92913T836	Voya Index Plus LargeCap Portfolio — Class I	5,192,028	1,529,487	(1,244,546)	(816,223)	4,660,746	82,920	9,969	437,017
92913L569	Voya Intermediate Bond Fund — Class R6	13,088,124	3,141,596	(6,708,747)	(246,313)	9,274,660	362,648	(215,894)	—
92913T554	Voya International Index Portfolio — Class I	17,570,201	2,286,461	(2,993,803)	(2,961,185)	13,901,674	445,791	287,021	—
92914G775	Voya Large Cap Growth Portfolio — Class I	13,327,042	1,631,265	(10,398,185)	(4,560,122)	—	63,910	4,723,216	1,329,530
92914C634	Voya Large Cap Value Portfolio — Class I	17,719,934	2,936,047	(7,139,902)	(5,203,696)	8,312,383	179,183	3,224,030	1,029,172
92913K553	Voya Large-Cap Growth Fund — Class R6	—	11,179,129	(435,195)	(2,000,424)	8,743,510	41,714	(35,348)	537,263
92913P883	Voya MidCap Opportunities Portfolio — Class I	5,165,217	899,427	(1,078,767)	(898,537)	4,087,340	—	161,928	463,504
92913W680	Voya Multi-Manager Emerging Markets Equity Fund — Class I	—	3,324,619	(533,356)	(470,401)	2,320,862	24,872	(77,556)	—
92914A596	Voya Multi-Manager International Equity Fund — Class I	4,392,222	700,895	(743,608)	(868,024)	3,481,485	50,799	30,889	143,773
92913W631	Voya Multi-Manager International Factors Fund — Class I	2,939,327	469,907	(561,893)	(529,941)	2,317,400	65,841	(3,375)	99,584
92913K793	Voya Multi-Manager Mid Cap Value Fund — Class I	5,099,746	1,239,520	(963,705)	(1,302,329)	4,073,232	49,035	(36,150)	608,220
92913T513	Voya RussellTM Mid Cap Index Portfolio — Class I	7,338,959	565,044	(3,940,149)	(1,633,708)	2,330,146	38,573	1,043,568	302,497
92913T430	Voya Small Company Portfolio — Class I	8,690,766	2,574,064	(2,073,445)	(2,201,415)	6,989,970	42,802	(274,159)	1,238,621
92913T547	Voya U.S. Bond Index Portfolio — Class I	1,452,244	2,752,489	(756,920)	30,357	3,478,170	38,623	(27,662)	—
92914G734	Voya U.S. Stock Index Portfolio — Class I	15,482,254	12,442,903	(8,056,597)	(2,122,662)	17,745,898	335,166	(79,041)	1,256,230
92914E812	VY® Clarion Global Real Estate Portfolio — Class I	1,479,212	150,808	(1,167,245)	(462,775)	—	73,416	348,663	—
92914G569	VY® Clarion Real Estate Portfolio — Class I	1,449,799	2,087	(1,404,935)	(46,951)	—	—	(10,475)	—
		$139,411,833	$52,617,204	$(58,237,806)	$(28,167,966)	$105,623,265	$2,501,282	$8,946,450	$7,445,411

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION GROWTH PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following futures contracts were outstanding for Voya Strategic Allocation Growth Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	28	03/15/19	$3,507,280	$(140,053)
U.S. Treasury 2-Year Note	5	03/29/19	1,061,562	4,361
U.S. Treasury Ultra Long Bond	14	03/20/19	2,249,188	89,064
			$6,818,030	$(46,628)
Short Contracts:
Mini MSCI Emerging Markets Index	(71)	03/15/19	(3,432,140)	(2,846)
MSCI EAFE Mini Index	(13)	03/15/19	(1,115,400)	19,674
S&P Mid 400 E-Mini	(7)	03/15/19	(1,163,540)	51,014
U.S. Treasury 10-Year Note	(9)	03/20/19	(1,098,141)	(23,654)
			$(6,809,221)	$44,188

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$ 70,688
Interest rate contracts	Net Assets- Unrealized appreciation*	93,425
Total Asset Derivatives		$164,113

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$142,899
Interest rate contracts	Net Assets- Unrealized appreciation*	23,654
Total Liability Derivatives		$166,553

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(214,070)
Interest rate contracts	(8,211)
Total	$(222,281)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(65,019)
Interest rate contracts	69,771
Total	$4,752

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $117,817,760.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$8,209,943
Gross Unrealized Depreciation	(9,398,681)
Net Unrealized Depreciation	$(1,188,738)

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018

Shares		Value	Percentage of Net Assets

EXCHANGE-TRADED FUNDS: 13.9%
28,071	iShares 1-3 Year Treasury Bond ETF	$2,347,297	2.0
66,271	iShares Core U.S. Aggregate Bond ETF	7,057,199	5.9
53,289	iShares Russell 1000 Value ETF	5,917,744	5.0
11,203	Vanguard Global ex-U.S. Real Estate ETF	587,149	0.5
7,888	Vanguard Real Estate ETF	588,208	0.5

	Total Exchange-Traded Funds (Cost $16,534,395)	16,497,597	13.9

MUTUAL FUNDS: 85.8%
	Affiliated Investment Companies: 84.3%
552,191	Voya Emerging Markets Index Portfolio — Class I	5,886,360	4.9
627,213	Voya Floating Rate Fund — Class I	5,895,803	4.9
144,202	Voya Index Plus LargeCap Portfolio — Class I	3,553,126	3.0
1,932,041	Voya Intermediate Bond Fund — Class R6	18,856,724	15.9
783,384	Voya International Index Portfolio — Class I	7,066,127	5.9
677,245	Voya Large Cap Value Portfolio — Class I	7,239,747	6.1
203,499	Voya Large-Cap Growth Fund — Class R6	7,702,435	6.5
238,211	Voya Limited Maturity Bond Portfolio — Class I	2,351,142	2.0
243,837	Voya MidCap Opportunities Portfolio — Class I	2,967,495	2.5
222,152	Voya Multi-Manager Emerging Markets Equity Fund — Class I	2,359,251	2.0

MUTUAL FUNDS: (continued)
	Affiliated Investment Companies: (continued)
360,027	Voya Multi-Manager International Equity Fund — Class I	$3,539,063	3.0
345,221	Voya Multi-Manager International Factors Fund — Class I	2,944,733	2.5
348,753	Voya Multi-Manager Mid Cap Value Fund — Class I	2,957,423	2.5
300,744	Voya Small Company Portfolio — Class I	4,736,722	4.0
571,958	Voya U.S. Bond Index Portfolio — Class I	5,896,891	5.0
341,751	Voya U.S. High Dividend Low Volatility Fund — Class I	3,550,793	3.0
908,129	Voya U.S. Stock Index Portfolio — Class I	12,622,994	10.6
		100,126,829	84.3

	Unaffiliated Investment Companies: 1.5%
396,392	Credit Suisse Commodity Return Strategy Fund — Class I	1,740,161	1.5

	Total Mutual Funds (Cost $101,294,155)	101,866,990	85.8
	Total Investments in Securities (Cost $117,828,550)	$118,364,587	99.7
	Assets in Excess of Other Liabilities	409,531	0.3
	Net Assets	$118,774,118	100.0

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2018 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2018
Asset Table
Investments, at fair value
Exchange-Traded Funds	$16,497,597	$—	$—	$16,497,597
Mutual Funds	101,866,990	—	—	101,866,990
Total Investments, at fair value	$118,364,587	$—	$—	$118,364,587
Other Financial Instruments+
Futures	169,992	—	—	169,992
Total Assets	$118,534,579	$—	$—	$118,534,579
Liabilities Table
Other Financial Instruments+
Futures	$(72,260)	$—	$—	$(72,260)
Total Liabilities	$(72,260)	$—	$—	$(72,260)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates

An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.

The following table provides transactions during the period ended December 31, 2018, where the following issuers were considered an affiliate:

Security	Issuer	Beginning Fair Value at 12/31/17	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/18	Investment Income	Realized Gains/(Losses)	Net Capital Gain Distributions
92913T349	Voya Emerging Markets Index Portfolio — Class I	$6,615,786	$2,346,878	$(1,956,894)	$(1,119,410)	$5,886,360	$161,699	$(38,667)	$—
92913L825	Voya Floating Rate Fund — Class I	7,260,274	951,575	(2,089,045)	(227,001)	5,895,803	292,591	(33,947)	—
92913L528	Voya High Yield Bond Fund — Class R6	5,825,040	497,381	(6,088,355)	(234,066)	—	166,015	64,711	—
92913T836	Voya Index Plus LargeCap Portfolio — Class I	4,444,814	867,286	(1,046,442)	(712,532)	3,553,126	61,776	104,746	325,579
92913L569	Voya Intermediate Bond Fund — Class R6	20,328,818	5,877,086	(6,788,569)	(560,611)	18,856,724	661,139	(171,178)	—
92913T554	Voya International Index Portfolio — Class I	8,771,721	1,470,834	(1,656,638)	(1,519,790)	7,066,127	221,653	194,461	—
92914G775	Voya Large Cap Growth Portfolio — Class I	12,558,466	1,642,200	(9,912,596)	(4,288,070)	—	55,033	4,451,251	1,144,847
92914C634	Voya Large Cap Value Portfolio — Class I	14,704,742	3,100,393	(6,251,550)	(4,313,838)	7,239,747	153,004	2,627,635	880,259
92913K553	Voya Large-Cap Growth Fund — Class R6	—	9,821,915	(401,465)	(1,718,015)	7,702,435	36,504	(48,825)	470,159
92914F793	Voya Limited Maturity Bond Portfolio — Class I	—	2,922,383	(580,756)	9,515	2,351,142	30,529	440	—
92913P883	Voya MidCap Opportunities Portfolio — Class I	4,421,468	743,997	(1,200,839)	(997,131)	2,967,495	—	477,540	327,156
92913W680	Voya Multi-Manager Emerging Markets Equity Fund — Class I	—	3,342,986	(511,503)	(472,232)	2,359,251	25,107	(70,461)	—
92914A596	Voya Multi-Manager International Equity Fund — Class I	4,385,444	862,597	(834,377)	(874,601)	3,539,063	51,299	41,590	145,187
92913W631	Voya Multi-Manager International Factors Fund — Class I	3,668,602	705,189	(758,843)	(670,215)	2,944,733	83,118	6,686	125,715
92913K793	Voya Multi-Manager Mid Cap Value Fund — Class I	4,364,747	1,015,788	(1,521,945)	(901,167)	2,957,423	35,371	(69,913)	438,739
92913T513	Voya RussellTM Mid Cap Index Portfolio — Class I	2,931,556	75,496	(2,668,253)	(338,799)	—	—	321,502	—
92913L551	Voya Short Term Bond Fund — Class R6	2,892,270	187,002	(3,102,021)	22,749	—	19,076	(52,043)	—
92913T430	Voya Small Company Portfolio — Class I	5,785,167	1,908,394	(1,519,768)	(1,437,071)	4,736,722	28,374	(203,444)	821,098
92913T547	Voya U.S. Bond Index Portfolio — Class I	5,754,131	4,176,240	(4,087,725)	54,245	5,896,891	110,859	(174,248)	—
92913K512	Voya U.S. High Dividend Low Volatility Fund — Class I	—	4,533,170	(676,617)	(305,760)	3,550,793	64,441	22,304	132,132
92914G734	Voya U.S. Stock Index Portfolio — Class I	13,203,243	8,106,994	(7,184,079)	(1,503,164)	12,622,994	235,570	(89,847)	918,031
92914E812	VY® Clarion Global Real Estate Portfolio — Class I	1,477,107	144,318	(1,155,296)	(466,129)	—	72,946	354,044	—
92914G569	VY® Clarion Real Estate Portfolio — Class I	1,447,440	2,778	(1,402,638)	(47,580)	—	—	(9,464)	—
		$130,840,836	$55,302,880	$(63,396,214)	$(22,620,673)	$100,126,829	$2,566,104	$7,704,873	$5,728,902

The financial statements for the above mutual fund[s] can be found at www.sec.gov.

See Accompanying Notes to Financial Statements

VOYA STRATEGIC ALLOCATION MODERATE PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2018 (CONTINUED)

At December 31, 2018, the following futures contracts were outstanding for Voya Strategic Allocation Moderate Portfolio:

Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
S&P 500® E-Mini	9	03/15/19	$1,127,340	$(45,017)
U.S. Treasury 2-Year Note	6	03/29/19	1,273,875	5,233
U.S. Treasury Ultra Long Bond	15	03/20/19	2,409,844	92,559
			$4,811,059	$52,775
Short Contracts:
Mini MSCI Emerging Markets Index	(24)	03/15/19	(1,160,160)	(962)
MSCI EAFE Mini Index	(14)	03/15/19	(1,201,200)	21,187
S&P Mid 400 E-Mini	(7)	03/15/19	(1,163,540)	51,013
U.S. Treasury 10-Year Note	(10)	03/20/19	(1,220,156)	(26,281)
			$(4,745,056)	$44,957

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2018 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$72,200
Interest rate contracts	Net Assets- Unrealized appreciation*	97,792
Total Asset Derivatives		$169,992

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$45,979
Interest rate contracts	Net Assets- Unrealized appreciation*	26,281
Total Liability Derivatives		$72,260

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2018 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(231,704)
Interest rate contracts	(13,652)
Total	$(245,356)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$33,413
Interest rate contracts	71,511
Total	$104,924

At December 31, 2018, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at year end were:

Cost for federal income tax purposes was $121,326,130.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$5,773,116
Gross Unrealized Depreciation	(8,636,926)
Net Unrealized Depreciation	$(2,863,810)

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2018 were as follows:

Portfolio Name	Type	Per Share Amount
Voya Strategic Allocation Conservative Portfolio
Class I	NII	$0.3561
Class S	NII	$0.3203
All Classes	LTCG	$0.2959
Voya Strategic Allocation Growth Portfolio
Class I	NII	$0.3266
Class S	NII	$0.2885
Voya Strategic Allocation Moderate Portfolio
Class I	NII	$0.3360
Class S	NII	$0.3015

NII—Net investment income
LTCG—Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2018, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

Voya Strategic Allocation Conservative Portfolio	17.76%
Voya Strategic Allocation Growth Portfolio	38.78%
Voya Strategic Allocation Moderate Portfolio	29.83%

The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):

Voya Strategic Allocation Conservative Portfolio	$1,419,106

The Regulated Investment Company Modernization Act of 2010 allows qualified fund-of-funds to elect to pass through the ability to take foreign tax credits (or deductions) to the extent that foreign taxes are passed through from underlying funds. A qualified fund-of-funds is a regulated investment company that has at least 50% of the value of its total assets invested in other regulated investment companies at the end of each quarter of the taxable year. Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2018:

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Strategic Allocation Conservative Portfolio	$9,640	$0.0020	10.21%
Voya Strategic Allocation Growth Portfolio	$41,707	$0.0051	23.24%
Voya Strategic Allocation Moderate Portfolio	$36,396	$0.0042	15.44%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about Directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Independent Directors*:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Director	May 2013–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	150	Dentaquest, Boston, MA (February 2014–Present); RSR Partners, Inc. (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Chairperson Director	January 2014–Present May 2013–Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–Present).	150	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	May 2013–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000– Present).	150	Wisconsin Energy Corporation (June 2006–Present); The Royce Fund (22 funds) (December 2009–Present); and AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 68	Director	August 2015–Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–November 2015).	150	None.

Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Director	December 2007–Present	Retired.	150	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	150	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	May 2013–Present	Consultant (May 2001– Present).	150	None.

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Director	October 2015–Present	Retired.	150	None.

Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	May 2013–Present	Retired.	150	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director

Director who is an “interested person”:

Dina Santoro(3) 230 Park Avenue New York, New York 10169 Age: 45	Director	July 2018–Present	President, Voya Investments, LLC and Voya Capital, LLC (March 2018– Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).	150	Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018– Present); Voya Investments Distributor, LLC (April 2018– Present).

(1)	Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2019.

(3)	Effective July 10, 2018, Ms. Santoro was appointed to the Board of Directors and is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of her current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*	Effective December 31, 2018, Patrick W. Kenny retired as Director of the Board.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Michael Bell One Orange Way Windsor, Connecticut 06095 Age: 50	Chief Executive Officer	March 2018–Present
Chief Executive Officer and Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President and Treasurer, Voya Investments Distributor, LLC (November 2015– Present); Chief Financial Officer, Voya Investment Management (September 2014– Present). Formerly, Senior Vice President, Chief Financial Officer and Treasurer, Voya Investments, LLC (November 2015–March 2018); Chief Financial Officer and Chief Accounting Officer, Hartford Investment Management (September 2003–September 2014).

Dina Santoro 230 Park Avenue New York, New York 10169 Age: 45	President	March 2018–Present
President and Director, Voya Investments, LLC and Voya Capital, LLC (March 2018–Present); Director, Voya Funds Services, LLC (March 2018-Present); Director and Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Head of Product and Marketing Strategy, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Quantitative Management Associates, LLC (January 2004–August 2017).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 68	Executive Vice President Chief Investment Risk Officer	March 2002–Present May 2013–Present	Executive Vice President, Voya Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003–Present).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 60	Executive Vice President	March 2018–Present
Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Chief Compliance Officer	February 2012–Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:51	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	President, Voya Funds Services, LLC (March 2018–Present) and Senior Vice President, Voya Investments, LLC (April 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Senior Vice President	December 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 48	Senior Vice President	June 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (March 2006–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2012–Present).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	September 2004–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2014–Present
Vice President, Voya Investments, LLC (October 2015–Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014–October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997–March 2014).

Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2016–Present
Vice President, Head of Fund Compliance and Chief Compliance Officer, Voya Investments, LLC (June 2016–Present). Formerly, Vice President, Mutual Fund Compliance (March 2014–June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013–March 2014).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Vice President	March 2002–Present	Vice President, Voya Funds Services, LLC (November 1995–Present) and Voya Investments, LLC (August 1997–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present) and Voya Funds Services, LLC (July 2007–Present).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Vice President	March 2018–Present
Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018–Present); Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–Present). Formerly, Vice President, Voya Investment Management (March 2014–February 2018); Assistant Vice President, Voya Investment Management (March 2011–March 2014).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Vice President	March 2006–Present
Vice President — Mutual Fund Product Development, Voya Investments, LLC (July 2012–Present); Vice President, Voya Family of Funds (March 2010–Present) and Vice President, Voya Funds Services, LLC (March 2006–Present).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Vice President	May 2013–Present	Vice President — Director of Tax, Voya Investments, LLC (October 2015–Present). Formerly, Vice President — Director of Tax, Voya Funds Services, LLC (March 2013– October 2015).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 42	Anti-Money Laundering Officer	June 2018–Present
Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Compliance Consultant, Voya Financial, Inc. (January 2019–Present). Senior Compliance Officer, Voya Investment Management (December 2009– December 2018).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Secretary	May 2013–Present
Senior Vice President and Secretary of Voya Investments, LLC (December 2018–Present) and Voya Funds Services, LLC (March 2010– Present); Senior Vice President and Chief Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010– Present).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Assistant Secretary	August 2010–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010 Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Assistant Secretary	May 2013–Present	Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (March 2010–Present).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS

At a meeting held on November 16, 2018, the Board of Directors (“Board”) of Voya Strategic Allocation Portfolios, Inc. (the “Company”), including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Company, on behalf of Voya Strategic Allocation Conservative Portfolio, Voya Strategic Allocation Growth Portfolio, and Voya Strategic Allocation Moderate Portfolio, each a series of the Company (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”) for an additional one year period ending November 30, 2019. In determining to renew such contracts, the Board considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other matters.

In addition to the Board meeting on November 16, 2018, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 11, 2018, and November 14, 2018, specifically to review and consider materials related to the proposed continuance of each Management Contract and each Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.

The Board follows a process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, among other functions, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure, and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers to provide day-to-day

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.

The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.

Portfolio Performance

In assessing the investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Company’s Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. The Board considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.

Information Regarding Services to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to the Sub-Adviser, as compared to the compensation paid to the Manager. In addition, the Board considered the fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 11, 2018, November 14, 2018, and/or November 16, 2018 meetings in relation to approving each Portfolio’s Management Contract and Sub-Advisory Contract. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest (worst) performance. The performance data provided to the Board primarily was for various periods ended March 31, 2018. In addition, the Board also considered at its October 11, 2018, November 14, 2018, and November 16, 2018, meetings certain additional data regarding each Portfolio’s most recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group.

Voya Strategic Allocation Conservative Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Conservative Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the five-year period, second quintile for the year-to-date and one-year periods, and the third quintile for the three-year and ten-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Growth Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Growth Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the one-year, three-year and ten-year periods, and the fourth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account: (1) management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods; (2) management’s confidence in the ability of the Sub-Adviser to execute the Portfolio’s investment strategy and to deliver favorable long-term performance; and (3) that management would continue to monitor, and the Board or its Investment Review Committee would periodically review, the Portfolio’s performance.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Voya Strategic Allocation Moderate Portfolio

In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Strategic Allocation Moderate Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2018: (1) the Portfolio is ranked in the second quintile of its Morningstar category for the five-year period, the third quintile for the year-to-date, one-year and three-year periods, and the fourth quintile for the ten-year period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is above the median net management fee rate of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is above the median contractual management fee rate of the funds in its Selected Peer Group; and (c) the all-in net expense ratio for the Portfolio, inclusive of the Acquired Fund Fees and Expenses (“AFFE”), is below the median all-in net expense ratio of the funds in its Selected Peer Group, and the net expense ratio for the Portfolio, not inclusive of AFFE, is above the median net expense ratio of the funds in its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Selected Peer Group. In analyzing this fee data, the Board took into account: (1) that the Portfolio indirectly bears the fees payable by the underlying funds in which the Portfolio invests; and (2) management’s representations regarding the competitiveness of the Portfolio’s management fee rate and all-in net expense ratio.

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2019. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon

225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com	VPAR-SAIS (1218-021419)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $72,000 for the year ended December 31, 2018 and $72,000 for the year ended December 31, 2017.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $8,100 for the year ended December 31, 2018 and $8,100 for the year ended December 31, 2017.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $14,042 for the year ended December 31, 2018 and $13,725 for the year ended December 31, 2017. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2018 and $0 for the year ended December 31, 2017.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.       Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.       Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.       Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.       Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.       Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII. Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.       Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.       Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 16, 2017

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course
For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

Appendix C, continued

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s and similar routine tax consultations as requested.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D

Pre-Approved Other Services for the Pre-Approval Period January 1, 2018 through December 31, 2018

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated: January 1, 2018 to December 31, 2018

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2018 and December 31, 2017; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2018	2017
Voya Strategic Allocation Portfolios, Inc.	$22,142	$21,825
Voya Investments, LLC (1)	$38,950	$122,200

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Schedule in included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Strategic Allocation Portfolios, Inc.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Michael Bell
Michael Bell
Chief Executive Officer

Date: March 11, 2019

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 11, 2019